Prospectus supplement dated August 3, 2020
to the following prospectus(es):
America's marketFLEX VUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about September 25, 2020, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II	American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class II
PROS-2020-192
1